Item 77M - DWS Core Fixed Income
Fund, DWS High Income Plus Fund,
DWS Strategic Government
Securities Fund, DWS Strategic
Income Fund and DWS Ultra-Short
Duration Fund (formerly DWS Short
Duration Fund) (each a series of DWS
Income Trust)

DWS Core Fixed Income Fund

On February 1, 2011 (the "Effective
Date"), DWS Core Fixed Income
Fund (the "Predecessor Fund"), a
series of DWS Advisor Funds, a
Massachusetts business trust
(Registration Nos. 033-07404 and
811-02786), was reorganized into
DWS Core Fixed Income Fund (the
"Acquiring Fund"), a corresponding
newly created "shell" series of DWS
Income Trust, a Massachusetts
business trust (Registration Nos.
002-91577 and 811-04049).  On the
Effective Date, all of the assets and
liabilities of the Predecessor Fund
were transferred to the Acquiring
Fund.  With the exception of the
differing trust of which it is a series, the Acquiring Fund is substantially similar to its corresponding
Predecessor Fund.

All financial and other relevant
information for the Predecessor Fund
for the six-month period ended April
30, 2011 is reported on this Form N-
SAR.

DWS High Income Plus Fund

On February 1, 2011 (the "Effective
Date"), DWS High Income Plus
Fund (the "Predecessor Fund"), a
series of DWS Advisor Funds, a
Massachusetts business trust
(Registration Nos. 033-07404 and
811-02786), was reorganized into
DWS High Income Plus Fund (the
"Acquiring Fund"), a corresponding
newly created "shell" series of DWS
Income Trust, a Massachusetts
business trust (Registration Nos.
002-91577 and 811-04049).  On the
Effective Date, all of the assets and
liabilities of the Predecessor Fund
were transferred to the Acquiring
Fund.  With the exception of the
differing trust of which it is a series, the Acquiring Fund is substantially similar to its corresponding
Predecessor Fund.

All financial and other relevant
information for the Predecessor Fund
for the six-month period ended April
30, 2011 is reported on this Form N-
SAR.

DWS Strategic Government
Securities Fund

On February 1, 2011 (the "Effective
Date"), DWS Strategic Government
Securities Fund (the "Predecessor
Fund"), a series of DWS Strategic
Government Securities Fund, a
Massachusetts business trust
(Registration Nos. 002-57937 and
811-02719), was reorganized into
DWS Strategic Government
Securities Fund (the "Acquiring
Fund"), a corresponding newly
created "shell" series of DWS
Income Trust, a Massachusetts
business trust (Registration Nos.
002-91577 and 811-04049).  On the
Effective Date, all of the assets and
liabilities of the Predecessor Fund
were transferred to the Acquiring
Fund.  With the exception of the
differing trust of which it is a series, the Acquiring Fund is substantially similar to its corresponding
Predecessor Fund.

All financial and other relevant
information for the Predecessor Fund
for the six-month period ended April
30, 2011 is reported on this Form N-
SAR.

DWS Strategic Income Fund

On February 1, 2011 (the "Effective
Date"), DWS Global Inflation Plus
Fund (the "Predecessor Fund"), a
series of DWS Institutional Funds, a
Massachusetts business trust
(Registration Nos. 033-34079 and
811-06071), was reorganized into
DWS Global Inflation Plus Fund (the
"Acquiring Fund"), a corresponding
newly created "shell" series of DWS
Income Trust, a Massachusetts
business trust (Registration Nos.
002-91577 and 811-04049).  On the
Effective Date, all of the assets and
liabilities of the Predecessor Fund
were transferred to the Acquiring
Fund.  With the exception of the
differing trust of which it is a series, the Acquiring Fund is substantially similar to its corresponding
Predecessor Fund.

All financial and other relevant
information for the Predecessor Fund
for the six-month period ended April
30, 2011 is reported on this Form N-
SAR.

DWS Ultra-Short Duration Fund

On February 1, 2011 (the "Effective
Date"), DWS Ultra-Short Duration
Fund (the "Predecessor Fund"), a
series of DWS Advisor Funds, a
Massachusetts business trust
(Registration Nos. 033-07404 and
811-02786), was reorganized into
DWS Ultra-Short Duration Fund (the
"Acquiring Fund"), a corresponding
newly created "shell" series of DWS
Income Trust, a Massachusetts
business trust (Registration Nos.
002-91577 and 811-04049).  On the
Effective Date, all of the assets and
liabilities of the Predecessor Fund
were transferred to the Acquiring
Fund.  With the exception of the
differing trust of which it is a series, the Acquiring Fund is substantially similar to its corresponding
Predecessor Fund.

All financial and other relevant
information for the Predecessor Fund
for the six-month period ended April
30, 2011 is reported on this Form N-
SAR.

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77M CFI HIP SGS SI USD.docx